EVERTEC®
ATH
A Toda Hora
Procesado por EVERTEC
EVERPay
18.00
PROCESS $20.70
ACH

Third Quarter 2013 Supplemental Materials November 6, 2013 Exhibit 99.4

Disclaimer

Forward Looking Statements:
Certain statements in this presentation constitute “forward-looking statements” within the meaning of, and subject to the protection of, the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of EVERTEC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by, or that otherwise include the words
“believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” and “plans” and similar expressions of future or conditional verbs such as “will,”
“should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: our reliance on our relationship with Popular for a significant portion of our revenues; our ability to renew our client contracts on terms favorable to us; our dependence on our processing systems, technology infrastructure, security systems and fraudulent-payment-detection systems;
our ability to develop, install and adopt new technology; a decreased client base due to consolidations in the banking and financial-services industry;
the credit risk of our merchant clients, for which we may also be liable; the continuing market position of the ATH® network; our dependence on credit card associations; changes in the regulatory environment and changes in international, legal, political, administrative or economic conditions; the geographical concentration of our business in Puerto Rico; operating an international business in multiple regions with potential political and economic instability; our ability to execute our expansion and acquisition strategies; our ability to protect our intellectual property rights; our ability to recruit and retain qualified personnel; our ability to comply with federal, state, and local regulatory requirements; evolving industry standards; our high level of indebtedness and restrictions contained in our debt agreements; and our ability to generate sufficient cash to service our indebtedness and to generate future profits.
Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements”
and “Risk Factors” in the Company’s Registration Statement on Form S-1 (File No. 333-190883) and the reports the Company files with the SEC from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.
Use of Non-GAAP Measures:
This presentation presents EBITDA, Adjusted EBITDA and Adjusted Net Income information. These are supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States of America (“GAAP”). They are not measurements of our financial performance under GAAP and should not be considered as alternatives to total revenues, net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities, as indicators of cash flows or as measures of our liquidity. We present EBITDA and Adjusted EBITDA because we consider them important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In addition, our presentation of Adjusted EBITDA is consistent with the equivalent measurements that are contained in the Credit Agreement in testing EVERTEC Group’s compliance with covenants therein such as the senior secured leverage ratio. We use Adjusted Net Income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash taxes paid rather than our tax expense as calculated under GAAP and excludes the impact of the non-cash amortization and depreciation that was created as a result of the Merger. For more information regarding EBITDA, Adjusted EBITDA and Adjusted Net Income, including a quantitative reconciliation of EBITDA, Adjusted EBITDA and
Adjusted Net Income to the most directly comparable GAAP financial performance measure, which is net income, see slide titled “Non-GAAP
Reconciliation Summary” on page 4 of this presentation.

Unemployment Rate

Long-Term

20%
15%
10%
5%
0%
PR Long-Term Average: 12.9%
US Long-Term Average: 6.0%
'93
'97
'01
'05
'09
'13

Recent Trends

18%
16%
14%
12%
10%
11.3%
11.8%
15.4%
16.4%
16.0%
14.4%
13.9%
'07
'08
'09
'10
'11
'12
Latest Avail. Data (Aug-13)

Historical EVERTEC Financial Performance

		2008	2009	2010	2011	2012	YTD Q3 2013
EVERTEC	Adjusted EBITDA Y-o-Y Growth %	13.4%	12.4%	9.5%	15.8%	13.7%	9.5%
Puerto Rico	GNP Growth[1]	(2.9%)	(3.8%)	(3.6%)	(1.6%)	0.1%	N/A
	Unemployment Rate	11.8%	15.4%	16.4%	16.0%	14.4%	13.9%

Update on Puerto Rico Economy
Source: Government Development Bank; Bureau of Labor Statistics.
Note: Data as of the most recent period available. Unemployment rate seasonally adjusted.
3
Real GNP Growth
Retail Sales Growth
Stabilized, and better today than over last 5 years
Steady growth of 2-3% over last 2+ years
(1.2)%
(2.9)%
(3.8)%
(3.6)%
(1.6)%
0.1%
2007 2008 2009 2010 2011 2012
0.0%
1.0%
(2.0)%
(0.2)%
2.7%
2.2%
2.4%
2007
2008 2009 2010 2011 2012
Latest
Avail. Data
(May-13)
Long-term PR average of 13% vs.
6% in US
Consistent strong performance in weak economic environment driven by secular payments growth and execution of growth strategy
Measurable improvement since
2010

Non-GAAP Reconciliation Summary
($ in thousands)
Nine months ended September 30,
2013 2012
Net income (loss) $ (44,660) $ 3,777
Income tax (benefit) expense (3,603) 1,501
Interest expense, net 31,267 38,977
Depreciation and amortization 53,074 53,517
EBITDA $ 36,078 $ 97,772
Software maintenance reimbursement and other costs (1) 1,679 1,922
Equity income (2) (322) 625
Compensation and benefits (3) 6,873 3,480
Pro forma cost reduction adjustments (4) 175 —
Transaction and other non-recurring fees (5) 64,030 12,071
Management fees (6) 20,109 2,237
Purchase accounting (7) (21) (652)
Adjusted EBITDA $ 128,601 $ 117,455
Pro forma EBITDA adjustments (8) (175) —
Operating depreciation and amortization (9) (23,790) (23,386)
Cash interest expense, net (10) (16,692) (35,229)
Cash income taxes (11) (2,039) (2,129)
Adjusted Net Income $ 85,905 $ 56,711
1. Primarily represents reimbursements received for certain software maintenance expenses as part of the Merger.
2. Represents the elimination of non-cash equity earnings from our 19.99% equity investment in CONTADO, net of cash dividends received.
3. Primarily represents non-cash equity based compensation expense.
4. Represents the pro forma effect of the expected net savings primarily in compensation and benefits from the reduction of certain employees, temporary employees and professional services. This pro forma amount was calculated using the net amount of actual expenses for temporary employees and professional services for the twelve month period prior to their replacement, separation and/or elimination net of the incremental cost of the new full-time employees that were hired.
5. Represents fees and expenses associated with non-recurring corporate transactions, including costs associated with the refinancing and debt extinguishment of $58.6 million in the second quarter of 2013.
6. Represents consulting fees paid to Apollo and Popular. In connection with our initial public offering during the second quarter of 2013, our consulting agreements with Apollo and Popular were terminated.
7. Represents the elimination of the effects of purchase accounting in connection with certain customer service and software related arrangements where EVERTEC receives reimbursements from Popular.
8. Represents the elimination of the pro forma benefits described in note 4 above.
9. Represents operating depreciation and amortization expense which excludes amounts generated as a result of the Merger.
10. For the nine months ended September 30, 2013 represents pro forma cash interest expense assuming EVERTEC’s April 2013 refinancing occurred on January 1, 2013. For the twelve months period, includes the pro forma cash interest expense mentioned above for the 2013 period and for the 2012 period, as well as for the three months ended September 30, 2013, represents interest expense, less interest income, as they appear on our consolidated statements of income (loss) and comprehensive income (loss), adjusted to exclude non-cash amortization of the debt issue costs, premium and accretion of discount.
11. Represents cash taxes paid for each period presented.